SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by Registrant  (X)
Filed by a party other than the Registrant ( )

Check the Appropriate Box:

( )    Preliminary Proxy Statement
(X)    Definitive Proxy Statement
( )    Definitive Additional Materials
( )    Soliciting Materials Pursuant to ss. 240.14a-11c or ss. 240.14a-12

                             HEARTLAND EXPRESS, INC.
                (Name of Registrant as Specified in its Charter)

                 The Heartland Express, Inc. Board of Directors
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the Appropriate Box):

(X)    No fee required
( )    Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11

       (1) Title of each class of securities to which transaction applies:  N/A
       (2) Aggregate number of securities to which transaction applies:     N/A
       (3) Price per unit or other underlying value of transaction computed
           pursuant to Exchange Act Rule 0-11:                              N/A
       (4) Proposed maximum aggregate value of transaction:                 N/A
       (5) Total fee paid                                                   N/A

( )    Fee paid previously with preliminary materials                       N/A

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount previously paid:                                          N/A
       (2) Form, Schedule or Registration Statement No.:                    N/A
       (3) Filing Party:                                                    N/A
       (4) Date Filed:                                                      N/A

                             HEARTLAND EXPRESS, INC.
                              2777 Heartland Drive
                             Coralville, Iowa 52241


                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 9, 2002



Dear Fellow Stockholders:

     The 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Heartland Express, Inc., a Nevada corporation (the "Company"), will be held at The Clarion Hotel & Conference Center, 1220 First Avenue, Coralville, Iowa, at 8:00 a.m. local time, on Thursday, May 9, 2002, for the following purposes:

     1. To consider and act upon a proposal to elect five (5) directors of the Company; and
     2. To consider and act upon a proposal to ratify the selection of KPMG LLP as independent public accountants for the Company for 2002; and
     3. To consider and act upon such other matters as may properly come before the meeting and any adjournment thereof.

     The foregoing matters are more fully described in the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on March 14, 2002, as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of common stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Returning your proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. The prompt return of your proxy may save the Company additional expenses of solicitation.

     All Stockholders are cordially invited to attend the Annual Meeting.

                                             By Order of the Board of Directors


                                             Russell A. Gerdin
                                             Chairman of the Board
                                             President and Secretary
Coralville, Iowa 52241
April 9, 2002

                             HEARTLAND EXPRESS, INC.
                              2777 Heartland Drive
                             Coralville, Iowa 52241


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 9, 2002

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Heartland Express, Inc., a Nevada corporation (the "Company"), to be used at the 2002 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at The Clarion Hotel and Conference Center, 1220 First Avenue, Coralville, Iowa 52241, on Thursday, May 9, 2002, at 8:00 a.m. local time, and any adjournment thereof. All costs of the solicitation will be borne by the Company. The Company does not intend to solicit proxies other than by this mailing; provided, that directors, officers, and employees may solicit proxies by use of the mails or telephone without compensation other than their regular compensation. The approximate date of mailing this proxy statement and the enclosed form of proxy is April 8, 2002.

     The enclosed copy of the Company's annual report for the fiscal year ended December 31, 2001, is not incorporated into this Proxy Statement and is not to be deemed a part of the proxy solicitation materials.

                               PROXIES AND VOTING

     Only stockholders of record at the close of business on March 14, 2002 ("Stockholders") are entitled to vote, either in person or by valid proxy, at the Annual Meeting. On the record date of March 14, 2002, the Company had 50,000,000 shares of $0.01 par value common stock issued and outstanding. Each share is entitled to one vote. The Company has no other class of stock outstanding. Stockholders are not entitled to cumulative voting in the election of directors.

     All proxies that are properly executed and received by the Company prior to the Annual Meeting will be voted in accordance with the choices indicated unless timely revoked. Any Stockholder may be represented and may vote at the Annual Meeting by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two (2) or more persons to act as proxies, a majority of such persons present at the meeting shall have and may exercise, or, if only one shall be present, then that one shall have and may exercise, all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide.

     No proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Any Stockholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by filing with the Secretary of the Company a revocation of the proxy, by delivering to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

     Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the Stockholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, proxies cast "For" or "Against" are included. If no direction is given to the proxy holder, the proxy will be voted "For" the proposals as specified in this proxy statement, and, at the discretion of the proxy holder, upon such other matters as may properly come before the meeting or any adjournment thereof. Proxies marked "Abstain" and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     At the Annual Meeting, the Stockholders will elect five (5) directors to serve as the Board of Directors until the 2003 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The Board may increase the size of the Board of Directors in the future and add one or more members if desirable candidates are found. Absent contrary instructions, each proxy will be voted for Russell A. Gerdin, Richard O. Jacobson, Dr. Benjamin J. Allen, Michael
J. Gerdin, and Lawrence D. Crouse, all of whom are standing for re-election. In the event one or more of the individuals listed below shall unexpectedly become unavailable to serve, which the Board of Directors has no reason to expect, the proxies that would have otherwise been voted for such individuals will be voted for a substitute nominee selected by the Board.

Information Concerning Executive Officers and Directors

     Information concerning the names, ages, positions with the Company, tenure as a director, and business experience of the Company's current directors and executive officers is set forth below. All references to experience with the Company include positions with the Company's operating subsidiary, Heartland Express, Inc of Iowa. All executive officers are elected annually by the Board of Directors.


--------------------------------------------------------------------------------
                                                                       DIRECTOR
     NAME                 AGE         POSITION                          SINCE
--------------------------------------------------------------------------------
Russell A. Gerdin         60     Chairman of the Board,
                                 President, Secretary                    1978
--------------------------------------------------------------------------------
John P. Cosaert           54     Executive Vice President
                                 of Finance, Treasurer                    N/A
--------------------------------------------------------------------------------
Richard L. Meehan         56     Executive Vice President
                                 of Marketing and Operations              N/A
--------------------------------------------------------------------------------
Michael J. Gerdin         32     Vice President of Regional
                                 Operations, Director                    1996
--------------------------------------------------------------------------------
Richard O. Jacobson (1)   65     Director                                1994
--------------------------------------------------------------------------------
Dr. Benjamin J. Allen (1) 55     Director                                1995
--------------------------------------------------------------------------------
Lawrence D. Crouse (1)    61     Director                                1999(2)
--------------------------------------------------------------------------------
1  Member of Audit Committee
2  Mr. Crouse previously served on the Board of Directors from 1986 to 1991.

     Russell A. Gerdin has served as the Company's President since 1978 and as Chairman of the Board since 1986. Russell A. Gerdin is the father of Michael J. Gerdin

     John P. Cosaert has served as the Company's Executive Vice President of Finance since April 1996. From 1986 to April 1996 he served as Vice President of Finance and Treasurer.

     Richard L. Meehan has served as the Company's Executive Vice President of Marketing and Operations since April 1996. From 1986 to April 1996 he served as Vice President of Marketing.

     Michael J. Gerdin has served as a director since 1996. Mr. Gerdin has served as the Company's Vice President of Regional Operations since May 2001. He served as President of A & M Express, Inc., a subsidiary of the Company, from September 1998 through December 2000. From July 1997 to September 1998, Mr. Gerdin coordinated the operations departments of Heartland Express and A & M Express. From 1992 until July 1997, Mr. Gerdin held a variety of positions within the Company, including positions in the operations, sales, safety, and driver recruiting departments. Michael J. Gerdin is the son of Russell A. Gerdin.

     Richard O. Jacobson has served as a director since 1994. Mr. Jacobson served as President and Chief Executive Officer from 1968 to October 1998 and Chairman of the Board since October 1998 of Jacobson Warehouse Company, Inc. and Jacobson Transportation Company, Inc., Des Moines, Iowa. Mr. Jacobson also serves as a director for Atrion Corporation, Firstar Bank of Des Moines, and FelCor Lodging Trust, Inc.

     Dr. Benjamin J. Allen has served as a director since 1995. He is the Interim Vice President for External Affairs and Distinguished Professor of Business at Iowa State University in Ames, Iowa. He served as Dean of the College of Business at Iowa State University from 1994 to 2001. Dr. Allen serves as a Professor in the Department of Logistics, Operations, and Management Information Systems and Department of Economics at Iowa State University. Dr. Allen also served in the Office of Transportation Regulatory Policy of the U.S. Department of Transportation as a Brookings Institute Economics Policy Fellow.

     Lawrence D. Crouse has served as a director since 1999. Mr. Crouse is a business consultant and President of Oak Creek Ranch, LLC, a real estate holding company with operations in several states. Mr. Crouse served as Chairman and CEO of Crouse Cartage Company, a regional, less-than-truckload carrier based in Carroll, Iowa, from 1987 to December 1996 and as its Vice Chairman from January 1997 to May 1998. Crouse Cartage was a subsidiary of Transfinancial Holdings, Inc., a publicly traded company. Mr. Crouse served as Vice President and a director of Transfinancial Holdings, Inc. from 1991 until May 1998. Mr. Crouse previously served as a member of the Company's Board of Directors from 1986 to 1991. He is the trustee of trusts for the benefit of Russell Gerdin's children.

Board of Directors and Committee Meetings

     The Board of Directors met three times during the last fiscal year, and all directors were present at each meeting, and each committee meeting, if the director served on a committee. Directors who are not employees of the Company are paid $1,000 for attendance at each Board of Directors or committee meeting attended (if the committee meeting is held on a day other than the day of a Board meeting), and are reimbursed for expenses incurred in attending such meetings.

     Audit Committee. The 2001 Audit Committee consisted of Richard O. Jacobson, Dr. Benjamin J. Allen and Lawrence D. Crouse. Mr. Crouse served as Chairman in 2001. The Audit Committee met four times during 2001. The Report of the Audit Committee is set forth below.

     Report  of  the  Audit   Committee.   The  following  report  concerns  the
Committee's activities regarding oversight of the Company's financial reporting and auditing process.

     The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market, and it operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members, and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

     As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, and applicable laws and regulations. The Company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

     Among other matters, the Audit Committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

     The Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors, management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees."

     The Company's independent auditor also provided the Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent auditor that firm's independence.

     Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2001.

Lawrence D. Crouse, Chairman
Richard O. Jacobson
Dr. Benjamin J. Allen

     THE AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING MADE BY US UNDER THE SECURITIES ACT OF 1933 ON THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY GENERAL STATEMENT CONTAINED IN ANY SUCH FILINGS INCORPORATING THIS PROXY STATEMENT BY REFERENCE, EXCEPT TO THE EXTENT WE INCORPORATE SUCH REPORT BY SPECIFIC REFERENCE.

     Other Committees. The Company does not maintain a standing nominating committee or a compensation committee. Functions normally assigned to these committees are performed by the Board of Directors as a whole.

Board of Directors Interlocks and Insider Participation/Certain Transactions and Relationships

     The 2001 Board of Directors consisted of Russell A. Gerdin, Richard O. Jacobson, Michael J. Gerdin, Dr. Benjamin J. Allen, and Lawrence D. Crouse, all of whom participated in deliberations concerning executive officer compensation. No other individuals participated in such deliberations. During 2001, Russell A. Gerdin served as the President and Secretary and Michael J. Gerdin served as Vice President of Regional Operations of the Company. The Board of Directors establishes the compensation of Russell A. Gerdin and reviews compensation set by Russell A. Gerdin for other executive officers.

     In 2001, the Company leased two office buildings, totaling approximately 25,000 square feet, a storage building of approximately 3,500 square feet, and five acres of land from Russell A. Gerdin for $299,625 plus taxes, utilities, insurance and maintenance. The lease expires on May 31, 2005, but is renewable for an additional five year term with a cost of living adjustment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 1.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation paid by the Company to its chief executive officer and two other named executive officers whose total annual salary and bonus exceeded $100,000 during the most recent fiscal year (the "Named Officers"), for services in all capacities for the fiscal years ended December 31, 2001, 2000, and 1999.

                           Summary Compensation Table

--------------------------------------------------------------------------------
                                                      Long-Term Compensation
                                                --------------------------------
                        Annual Compensation          Awards     Payouts
                    --------------------------  --------------- -------
                                         Other   Restric-                All
                                         Annual    ted                  Other
                                         Compen-  Stock  Options/ LTIP  Compen-
 Name and Principal        Salary  Bonus sation  Award(s)  SARs Payouts sation
     Position        Year    ($)    ($)   ($)1     ($)     (#     ($)    ($)2
--------------------------------------------------------------------------------
Russell A. Gerdin
Chairman and         2001  300,000   -     -        -       -      -      -
President (Chief     2000  300,000   -     -        -       -      -      -
Executive Officer)   1999  300,000   -     -        -       -      -      -

John P. Cosaert,
Executive Vice       2001  147,248   -     -        -       -      -      -
PresidentTreasurer,  2000  125,008   -     -        -       -      -    50,000
and Chief Financial  1999  125,008   -     -        -       -      -      -
Officer

Richard L. Meehan    2001  147,248   -     -        -       -      -      -
Executive Vice       2000  125,008   -     -        -       -      -    50,000
President-Marketing  1999  125,008   -     -        -       -      -      -
--------------------------------------------------------------------------------
1 Other annual compensation did not exceed 10% of the Named Officers' total salary for any reported year.
2 All other compensation reflects the Company's contribution to the non-qualified deferred compensation plan for key management employees.

Board of Directors Report on Executive Compensation

     The members of the Board of Directors prepared the following report on executive compensation:

     The Board of Directors reviews the compensation of the Company's executive officers annually. The compensation of Mr. Gerdin, the Company's chief executive officer, is evaluated differently than that of the other executive officers. A summary of the considerations for each is set forth below.

     Chief Executive Officer. Mr. Gerdin receives a base salary only, with no bonus or long-term incentives. The Board of Directors recognizes Mr. Gerdin's substantial responsibility and contribution to the Company's operating performance, operating margin, revenue and net income growth rates, and attainment of Company goals, as well as his large stockholdings.

At Mr. Gerdin's request, his salary has remained the same since 1986, and he has never been paid a bonus. The Board believes that Mr. Gerdin's salary is reasonable compared to similarly situated executives, and that as a holder of approximately 40% of the Company's outstanding stock, Mr. Gerdin receives an incentive through appreciation in the value of the Company's stock. Because of Mr. Gerdin's request, the Board of Directors has not considered or approved an increase in annual compensation or any incentive compensation for Mr. Gerdin. Thus, corporate performance directly affects Mr. Gerdin, but not through his compensation by the Company.

     Other Executive Officers. The Company's other executive officers are compensated through a mix of salary and incentive compensation. In establishing compensation, the Board of Directors annually considers (i) the Company's operating performance, stock performance, operating margin, and revenue and net income growth rates, (ii) team-building skills, individual performance, past performance and potential with the Company, (iii) local compensation levels and cost of living, and (iv) compensation information disclosed by similar publicly-held truckload motor carriers. Salary and bonus levels are largely subjective, with individual performance being the most important factor. Compensation levels at other publicly-traded truckload motor carriers are used as a general guide, and the Board believes that the compensation of its executive officers as a group, historically and during the last fiscal year, has been comparable to that of other carriers.

     The Board believes that providing an incentive for its executive officers to maximize profitability is important. In 1993, the Company's subsidiary, Heartland Express, Inc. of Iowa, adopted a non-qualified deferred compensation plan for key management employees designated by the Board of Directors of the subsidiary for a given year. The total contingent benefit available for all participants is a percentage of the Company's previous year's net profits equal to one-fourth of one percent of such profits for each percentage point (or a fraction thereof) by which the Company's operating ratio was less than a specified target. The operating ratio represents the percentage which operating expenses bear to operating revenues. The benefits vest in increments up to age 65, payment is deferred until cessation of employment, and all payments are subject to certain vesting and forfeiture provisions. The chief executive officer does not participate in the deferred compensation arrangement. Under the deferred compensation plan, there is a direct relationship between the Company's operating efficiency and the deferred amount allocable to the executive officers. The Board of Directors determines the portion of the annual total deferred compensation pool to allocate to individual executive officers based upon a subjective evaluation of the job performance of each individual executive officer.

                                                   Board of Directors
                                   Russell A. Gerdin          Benjamin J. Allen
                                   Richard O. Jacobson        Michael J. Gerdin
                                   Lawrence D. Crouse

     THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION, AND THE PERFORMANCE GRAPH THAT FOLLOW SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING MADE BY US UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY GENERAL STATEMENT CONTAINED IN ANY FILING INCORPORATING THIS PROXY STATEMENT BY REFERENCE, EXCEPT TO THE EXTENT WE INCORPORATE THIS REPORT AND GRAPH BY SPECIFIC REFRENCE.

Tuition Award Program

     The Company maintains a tuition award program for the children of certain employees, including executive officers. Contributions to the program are based upon the Company's performance. During 2001, the Company contributed $274,000 to the program, based upon 2000 performance. The amount paid for children of the Company's executive officers was $10,954 in 2000 and $5,212 in 2001.

Restricted Stock Awards

     On March 7, 2002, Russell Gerdin transferred 90,750 shares of his Common Stock to key employees, including 40,000 shares to executive officers. Shares distributed under the award generally vest over a five year period or upon death or disability of a recipient. Unvested shares cannot be sold, assigned, or transferred and are to be forfeited to Mr. Gerdin in the event of a recipient's termination of employment.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that its officers, directors and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them during the Company's preceding fiscal year.

             PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

     The following table sets forth, as of March 14, 2002, the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director, director nominee, and Named Officer of the Company, and by all directors and executive officers of the Company as a group.

--------------------------------------------------------------------------------
           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
--------------------------------------------------------------------------------
                                                        Amount & Nature  Percent
Title of Class   Name and Address of Beneficial Owner    of Beneficial     of
                                                           Ownership    Class(1)
--------------------------------------------------------------------------------
Common Stock     Russell A. Gerdin, President,
                 Secretary, and Director
                 2777 Heartland Drive,
                 Coralville, IA 52241                     19,899,618 (2)  39.8%
--------------------------------------------------------------------------------
Common Stock     Richard O. Jacobson, Director
                 P.O. Box 224, Des Moines, IA 50301          142,707(3)     *
--------------------------------------------------------------------------------
Common Stock     Benjamin J. Allen, Director
                 2720 Thompson Drive, Ames, IA 50010             394        *
--------------------------------------------------------------------------------
Common Stock     Michael J. Gerdin, Director
                 2777 Heartland Drive,
                 Coralville, IA 52241                            - -        *
--------------------------------------------------------------------------------
Common Stock     Lawrence D. Crouse, Director
                 P.O. Box 480, Burke, SD 57523                982,921 (4)  2.0%
--------------------------------------------------------------------------------
Common Stock     John P. Cosaert, Executive
                 Vice President
                 2777 Heartland Drive,
                 Coralville, IA 52241                          56,719       *
--------------------------------------------------------------------------------
Common Stock     Richard L. Meehan, Executive
                 Vice President
                 2777 Heartland Drive,
                 Coralville, IA 52241                          71,814 (5)   *
--------------------------------------------------------------------------------
Common Stock     All directors and executive
                 officers as a group
                 (7 individuals)                           20,186,035     40.4%
--------------------------------------------------------------------------------
*   Less than one percent (1%)
1 Based upon 50,000,000 outstanding shares as March 14, 2002, following the Company's 57.68826% stock split effective February 19, 2002.
2 Mr. Gerdin owns 18,931,480 shares directly. An additional 968,138 shares are held of record by a voting trust, the voting trust certificates of which are owned by Gerdin Family Investments, L.P. Mr. Gerdin is the general partner of the limited partnership and has dispositive power over the voting trust certificates and stock. Mr. Gerdin is not the voting trustee and does not have the power to vote the shares in the voting trust.
3 All shares are owned by the Richard O. Jacobson Foundation, a private foundation established by Mr. Jacobson. Mr. Jacobson has voting and dispositive power over the shares, but neither he nor any of his family members may receive distribution from the foundations assets. Accordingly, beneficial ownership is disclaimed.
4 Mr. Crouse owns 14,783 shares directly. The other 968,138 shares are held by Gerdin Family Investments, L.P., and Mr.Crouse is the voting trustee.
5 All shares are owned directly except for 17,760 shares held by Mr. Meehan's wife. Mr. Meehan disclaims beneficial ownership of such shares.

                             STOCK PERFORMANCE GRAPH

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                  PERFORMANCE GRAPH FOR HEARTLAND EXPRESS, INC.


     The following graph compares the cumulative total stockholder return of the Company's Common Stock with the cumulative total stockholder return of the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Trucking & Transportation Stocks commencing December 31, 1996, and ending December 31, 2001.


                                   GRAPH AREA


                                     Legend


Symbol   Index Desc.  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01

___  Heartland Express  100.0     110.3     71.8      64.6      93.6      142.4

--   CRSP index for
     Nasdaq Stock
     Market (U.S.
     Companies)         100.0     122.5    172.7     320.8     193.0      153.1
...   CRSP Index for
     Nasdaq Trucking
     & Transportation
     Stocks             100.0     128.2    115.8     110.4     100.3      118.6

     The stock performance graph assumes $100 was invested on January 1, 1997. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance. The CRSP Index for Nasdaq Trucking & Transportation Stocks includes all publicly held truckload motor carriers traded on the Nasdaq Stock Market, as well as all Nasdaq companies within the Standard Industrial Code Classifications 3700-3799, 4200-4299, 4400-4599, and 4700-4799. The Company will provide the names of all companies in such index upon request.

                                   PROPOSAL 2
                            SELECTION OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG LLP as independent public accountants for the Company for the 2002 fiscal year. Arthur Andersen LLP has served as independent public accountants for the Company since the 1994 fiscal year. On April 5, 2002, management of the Company notified Arthur Andersen LLP that their appointment as independent auditors was terminated.

     In connection with the audits of the two fiscal years ended December 31, 2001, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                       FISCAL YEAR 2001 AUDIT FEE SUMMARY

     During fiscal year 2001, Arthur Andersen provided services in the following categories to us and we paid the following amounts:

      Audit Fees                                      $57,800
      Financial Information System Design and
         Implementation Fees                                0
      All Other Fees                                   19,200

     The services provided under the caption "All Other Fees" were primarily tax-related.

     The Audit Committee has considered whether the provision of non-audit services by Arthur Andersen is compatible with maintaining auditor independence.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2003 Annual Meeting of the Stockholders of the Company must be received by the Corporate Secretary of the Company at the Company's principal executive offices on or before December 6, 2002, to be included in the Company's proxy material related to the meeting.

                                  OTHER MATTERS

     The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

                                                       HEARTLAND EXPRESS, INC.

                                                       Russell A. Gerdin
                                                       Chairman of the Board,
                                                       President and Secretary
April 9, 2002






















                                 End of Filing